Announces the Acquisition of: May 5, 2014 Exhibit 99.2

BRYN MAWR BANK CORPORATION
Forward Looking Statements
Bryn Mawr Bank Corporation (the “Corporation”) intends to file with the SEC a Registration Statement on Form S-4 concerning the Merger. The Registration Statement will include a prospectus for the offer and sale of the Corporation’s common stock to Continental Bank Holdings, Inc.’s shareholders as well as a proxy statement for each of the Corporation and
Continental Bank Holdings, Inc. for the solicitation of proxies from each of their shareholders for use at their respective meetings at which the Merger will be voted upon. The combined prospectus and proxy statement and other documents filed by the Corporation with the SEC will contain important information about the Corporation, Continental Bank Holdings, Inc.
and the Merger. We urge investors and each of the Corporation’s and Continental Bank Holdings, Inc.’s shareholders to read carefully the combined prospectus and proxy statement and other documents filed with the SEC, including any amendments or supplements also filed with the SEC.
prospectus and proxy statement carefully before making a decision concerning the Merger. Investors and shareholders will be able to obtain a free copy of the combined prospectus and proxy statement – along with other filings containing information about the Corporation – at the SEC’s website at http://www.sec.gov. Copies of the combined prospectus and proxy statement, and the filings with the SEC incorporated by reference in the combined prospectus and proxy statement, can also be obtained free of charge by directing a request to Bryn
Mawr Bank Corporation, 801 Lancaster Avenue, Bryn Mawr, PA 19010, attention: Geoffrey L. Halberstadt, Secretary, telephone (610) 581-4873. Continental Bank Holdings, Inc., the
Corporation and certain of their directors and executive officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from shareholders in connection with the Merger. Information concerning the interests of the persons who may be considered “participants” in the solicitation as well as additional information concerning the Corporation’s directors and executive officers will be set forth in the combined prospectus and proxy statement relating to the Merger. Information concerning the Corporation’s directors and executive officers is also set forth in its proxy statement and annual report on Form 10-K (including any amendments thereto), previously filed with the SEC. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale is unlawful before registration or qualification of the securities under the securities laws of the jurisdiction. No offer of securities shall be made except by means of a prospectus satisfying the requirements of Section 10 of the Securities Act of 1933, as amended.
This presentation contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities Act of
1933, as amended, and the Securities Exchange Act of 1934, as amended. Such forward-looking statements may include financial and other projections as well as statements regarding the Corporation that may include future plans, objectives, performance, revenues, growth, profits, operating expenses or the Corporation’s underlying assumptions. The words “may”,
“would”, “should”, “could”, “will”, “likely”, “possibly”, “expect,” “anticipate,” “intend”, “estimate”, “target”, “potentially”, “probably”, “outlook”, “predict”, “contemplate”, “continue”,
“strategic”, “objective”, “plan”, “forecast”, “project” and “believe” or other similar words, phrases or concepts may identify forward-looking statements. Persons reading or present at this presentation are cautioned that such statements are only predictions, and that the Corporation’s actual future results or performance may be materially different.
Such forward-looking statements involve known and unknown risks and uncertainties. A number of factors, many of which are beyond the Corporation’s control, could cause our actual results, events or developments, or industry results, to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements, and so our business and financial condition and results of operations could be materially and adversely affected.
Such factors include, among others, that we will not receive required regulatory or shareholder approvals for the proposed merger in a timely fashion or at all, that the integration of
Continental ’s business with the Corporation’s may take longer than anticipated or be more costly than anticipated, that the proposed merger may be more expensive to complete and that the anticipated benefits, including any anticipated cost savings or strategic gains may be significantly harder to achieve or take longer than anticipated or may not be achieved, our need for capital, our ability to control operating costs and expenses, and to manage loan and lease delinquency rates; the credit risks of lending activities and overall quality of the composition of our loan, lease and securities portfolio; the impact of economic conditions, consumer and business spending habits, and real estate market conditions on our business and in our market area; changes in the levels of general interest rates, deposit interest rates, or net interest margin and funding sources; changes in banking regulations and policies and the possibility that any banking agency approvals we might require for certain activities will not be obtained in a timely manner or at all or will be conditioned in a manner that would impair our ability to implement our business plans; changes in accounting policies and practices; the inability of key third-party providers to perform their obligations to us; our ability to attract and retain key personnel; competition in our marketplace; war or terrorist activities; material differences in the actual financial results, cost savings and revenue enhancements associated with our acquisitions; and other factors as described in our securities filings. All forward-looking statements and information made herein are based on Management’s current beliefs and assumptions as of May 5, 2014 and speak only as of that date. The Corporation does not undertake to update forward-looking statements.
For a complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review our filings with the Securities and Exchange Commission, including our most recent annual report on Form 10-K, as well as any changes in risk factors that we may identify in our quarterly or other reports subsequently filed with the SEC.
Each company’s shareholders in particular should read the combined

BRYN MAWR BANK CORPORATION
Transaction Rationale
Significantly
Enhances
Banking
Franchise
Approximately 4% EPS accretion in 2015 and high single-digit EPS accretion thereafter
Internal rate of return in excess of 20%
Identified pre-tax cost savings of 35% of G&A expenses
Tangible book value accretive in approximately 3.5 years
No revenue synergies assumed but substantial opportunities identified, specifically within wealth management division
Comprehensive due diligence process
Third party loan review completed
Similar operating cultures
Extremely loyal customer base at Continental
Proven track record of integrating acquisitions
Strengthens BMTC’s position as the largest community bank in Philadelphia’s affluent western suburbs
Expands franchise by 10 branches and $469 million deposits in attractive Montgomery, Chester and western
Philadelphia counties
Increases deposit base to over $2.0 billion in the Philadelphia MSA; $1.2 billion in Montgomery County
Materially accelerates publicly stated goal of reaching $3.0 billion in banking assets by December 2014
Low – Risk
Profile
Financially
Attractive

BRYN MAWR BANK CORPORATION
Transaction Summary
Due Diligence
Due Diligence
Consideration
Consideration
Board Additions
Board Additions
Bryn Mawr will add two independent representatives of Continental  to its holding company Board of Directors
Transaction value of $109 million
(1)
or $12.36 per share
Special dividend of $1.3 million or $0.15 per share to Continental common stock and preferred shareholders
100% stock consideration
Fixed exchange ratio of 0.450x shares of BMTC common stock for each share of Continental common and preferred stock
Completed; Including a third party loan review
Required
Approvals
Required
Approvals
Expected Close
Expected Close
Bryn Mawr’s Shareholders
Continental’s Shareholders
Customary Regulatory
December 2014
Note: Transaction value is based on BMTC share price of $27.46 as of 5/2/2014
(1)       Includes outstanding options and warrants

Pennsylvania
Montgomery
Chester
Philadelphia
Delaware
New Castle
Trenton
Philadelphia
Wilmington
Maryland
New Jersey
BMTC (26)
Continental (10)

Q1 '14 Results

($mm)

	BMT	Continental Bank	
Assets:	2,060	675	2,734
Gross Loans:	1,566	398	1,964
Deposits:	1,580	469	2,049
Market Cap:	375	-	482
Branches:	26	10	36

BRYN MAWR BANK CORPORATION
Builds Scale in Attractive Western Philadelphia Suburbs
Source: SNL Financial and MapInfo Professional; County deposit market share and demographic data as of 6/30/2013
Pro Forma Branch Map
Projected Population Growth (2013 – 2018)
(4)
2013 Median Household Income
(4)
Combined
(1)
(2)
(3)
1.91%
2.39%
2.02%
1.32%
1.00%
1.50%
2.00%
2.50%
BMTC Continental Pro Forma PA
$72,443
$76,362
$73,346
$50,569
$40,000
$50,000
$60,000
$70,000
$80,000
BMTC Continental Pro Forma PA
(1)
Does not include purchase accounting adjustments
(2)
(3)
BMTC branch count includes 19 full service branches and 7 offices in adult life care communities
(4)
Market demographic data weighted by county deposits
Based on BMTC share price of $27.46 as of 5/2/2014; Pro forma market cap reflects purchase accounting adjustments and full conversion of preferred stock

BRYN MAWR BANK CORPORATION

Rank Institution (ST)
Number
of
Branches

Deposits in
Market
($mm)

Market
Share
(%)
1 Wells Fargo & Co. (CA) 41 4,749 19.9
2 Toronto-Dominion Bank 27 3,775 15.8
3 Royal Bank of Scotland Group Plc 38 3,305 13.8
4 PNC Financial Services Group Inc. (PA) 24 2,131 8.9
Pro Forma 36 2,021 8.5
5 Bryn Mawr Bank Corp. (PA) 26 1,555 6.5
6 Susquehanna Bancshares Inc. (PA) 15 860 3.6
7 Banco Santander SA 14 855 3.6
8 Bank of America Corp. (NC) 15 656 2.7
9 Firstrust Savings Bank (PA) 6 654 2.7
10 Beneficial Mutual Bancorp Inc. (MHC) (PA) 8 462 1.9
11 National Penn Bancshares Inc. (PA) 9 439 1.8
12 Continental Bank Holdings Inc. (PA) 10 466 1.9
13 Penn Liberty Financial Corp. (PA) 6 362 1.5
14 M&T Bank Corp. (NY) 7 321 1.3
15 WSFS Financial Corp. (DE) 6 283 1.2
16 Customers Bancorp Inc. (PA) 2 282 1.2
17 Malvern Bancorp Inc. (PA) 3 275 1.2
18 First Niagara Financial Group Inc. (NY) 8 254 1.1
19 Tompkins Financial Corp. (NY) 5 210 0.9
20 Meridian Bank (PA) 1 176 0.7
Total (1-10) 214 19,002 79.5
Total (1-47) 321 23,906 100.0
Enhanced Positioning in Markets of Operation

Rank Institution (ST)
Number
of
Branches

Deposits in
Market
($mm)

Market
Share
(%)
1 Wells Fargo & Co. (CA) 44 4,586 19.0
2 Toronto-Dominion Bank 24 3,495 14.5
3 Royal Bank of Scotland Group 39 3,137 13.0
4 PNC Financial Services Group (PA) 25 2,028 8.4
5 First Niagara Finl Group (NY) 25 1,354 5.6
6 Univest Corp. of Pennsylvania (PA) 19 1,281 5.3
Pro Forma 14 1,157 4.8
7 Susquehanna Bancshares Inc. (PA) 18 890 3.7
8 Firstrust SB (PA) 8 811 3.4
9 Bryn Mawr Bank Corp. (PA) 6 747 3.1
10 Banco Santander 17 729 3.0
11 Bank of America Corp. (NC) 15 557 2.3
12 Harleysville Savings Financial (PA) 8 538 2.2
13 National Penn Bancshares Inc. (PA) 11 512 2.1
14 Beneficial Mutual Bncp (MHC) (PA) 9 496 2.1
15 Continental Bank Holdings Inc (PA) 8 410 1.7
16 Fox Chase Bancorp Inc. (PA) 2 276 1.1
17 Ambler Savings Bank (PA) 7 275 1.1
18 Royal Bancshares of PA (PA) 6 256 1.1
19 Hatboro Federal Savings FA (PA) 1 217 0.9
20 HV Bancorp Inc. 4 205 0.9
Totals (1-10) 225 19,059 78.9
Totals (1-41) 333 24,168 100.0
Deposit Market Share – Montgomery, PA (County) Deposit Market Share – Zip Codes of Operation
Source: SNL Financial
Note: Deposit market share data as of 6/30/2013
Increases deposit base to over $2.0 billion in the Philadelphia MSA and $1.2 billion in Montgomery County
Largest community bank headquartered in zip codes of operation
(1)
(1) BMTC branch count includes 19 full service branches and 7 offices in adult life care communities

BRYN MAWR BANK CORPORATION
Continental Bank Holdings, Inc. – Company Overview
Largest de novo bank or thrift
headquartered in the Philadelphia, PA MSA
Opened for business on September 7, 2005
Loan portfolio funded entirely by customer deposits
Reached profitability in three years and remained
profitable throughout the recent credit cycle
Market has extremely attractive demographics and is rich
with small and medium-sized businesses
All growth delivered through de novo
branching and organic growth
Ten existing full service branches in Montgomery,
Chester and Philadelphia counties, PA
Competitive advantages
Former Progress Bank management team with strong
referral network and relationships in the greater
Philadelphia markets; extremely loyal customer base
Personal banker strategy has been successful in building
new accounts and customer relationships
Total Gross Loans ($mm)
Loans / Deposits (%)
TE / TA (%)
NPAs
/ Loans + OREO (%)
(1)
$358
$375
$388
$398
$300
$325
$350
$375
$400
2Q '13 3Q '13 4Q '13 1Q '14
77.2%
82.4%
84.3%
84.8%
70.0%
75.0%
80.0%
85.0%
90.0%
2Q '13 3Q '13 4Q '13 1Q '14
9.54%
9.00%
8.99%
9.01%
8.00%
8.50%
9.00%
9.50%
10.00%
2Q '13 3Q '13 4Q '13 1Q '14
1.0%
1.0%
1.5%
1.2%
0.0%
0.5%
1.0%
1.5%
2.0%
2Q '13 3Q '13 4Q '13 1Q '14

Source: SNL Financial; Financial data per company regulatory filings as of 3/31/2014
(1)       Nonperforming assets exclude TDRs

BRYN MAWR BANK CORPORATION
Due Diligence Process
Extensive due diligence conducted by BMTC and third parties over the past few months, including:
Tax
BOLI
Credit
Conducted extensive credit diligence
BMTC and third party loan review
Reviewed over 65% of the commercial portfolio (CRE, C&I, and Construction)
Multiple Construction / Commercial Real Estate sites visited
Accounting
Investments
Branch Network (visited & assessed)
ALCO
Insurance
Information Technology

BRYN MAWR BANK CORPORATION
100% stock consideration
Gross credit mark of ~$8.1 million, or 2.1% of loans
Fair market value adjustments applied to
securities, deposits and borrowings
Cost savings of 35% of G&A expense base
~90% phase in for 2015
Fully phased in by 2016
Revenue synergies identified but not assumed
IT improvements across BMTC platform in
conjunction with the transaction
After-tax restructuring charge of ~$9.5 million
Core deposit intangible of 1.5% of non-time
deposits
Estimated closing date of December 2014
Pro Forma Financial Impact
Pro Forma Impacts
(1)
Pro Forma Impacts
(1)
Key Assumptions
Key Assumptions
EPS Impact
Tangible Book
Value
Internal Rate
of Return
~4% 2015 accretion to Bryn Mawr
~7% 2016 accretion to Bryn Mawr
~4% dilutive to Bryn Mawr at close
Earnback period of approximately
3.5 years
In excess of 20%
Pro Forma
Balance Sheet
& Capital
Ratios at
Close
Assets: $2.9 billion
Loans: $2.1 billion
Deposits: $2.2 billion
TCE / TA: ~8.6%
Leverage Ratio: ~8.9%
Total Capital Ratio: ~12.4%
(1) Pro Forma data reflects purchase accounting adjustments at closing of transaction on December 31, 2014
BRYN MAWR BANK CORPORATION

BRYN MAWR BANK CORPORATION
Proven Acquiror
Three wealth management acquisitions and two bank acquisitions completed since 2008
Source: SNL Financial
Historical Wealth Management M&A:
Historical Bank and Thrift M&A:
Target State Completion Date Deal Value
($mm)
Target Assets
($mm)
First Bank of Delaware DE 11/16/2012 NA $100.0
First Keystone Financial, Inc. PA 7/1/2010 32.8 525.4
Target State Completion Date Deal Value
($mm)
AUM
($mm)
Davidson Trust Company PA 5/15/2012 $10.5 $1,000.0
Private Wealth Management Group
Hershey Trust Co.
PA 5/27/2011 18.6 1,100.0
JNJ Holdings LLC (Lau Associates) DE 7/15/2008 19.0 600.0

BRYN MAWR BANK CORPORATION

BRYN MAWR BANK CORPORATION
Summary
Builds scale in highly attractive Montgomery, Chester and western Philadelphia counties
Market has strong demographics and is rich with small and medium sized businesses
Materially accelerates publicly stated goal of reaching $3.0 billion in banking assets by December 2014
Pro forma assets: $2.9 billion
Pro forma deposits: $2.2 billion
Solid financial returns based on conservative assumptions
No revenue enhancements assumed
Cost savings have been identified
Independent third party loan review
Low transaction risk
Similar cultures
Familiarity with markets
Proven acquiror
(1)     Pro Forma data reflects purchase accounting adjustments at closing of transaction on December 31, 2014
(1)
(1)

Appendix

BRYN MAWR BANK CORPORATION
Pro Forma Loan & Deposit Composition
Cost of Total Deposits: 0.17%
Cost of Total Deposits: 0.56%
Total: Total: Total:
Yield on Loans: 5.02% Yield on Loans: 4.51%
Total: Total: Total:
$1,547mm $388mm $1,935mm
$1,591mm $460mm $2,052mm
BMTC Stand Alone Continental Stand Alone BMTC Pro Forma
Source: SNL Financial; BMTC loan and deposit data per GAAP filings as of 12/31/2013; Continental loan and deposit data per holding company regulatory filings as of 12/31/2013
Construction
3.0%
Residential R.E.
19.4%
Commercial R.E.
40.4%
Commercial &
Industrial
23.8%
Consumer &
Other
13.3%
Construction
2.8%
Residential R.E.
26.4%
Commercial R.E.
39.1%
Commercial &
Industrial
22.0%
Consumer &
Other
9.7%
Construction
2.9%
Residential R.E.
20.8%
Commercial R.E.
40.2%
Commercial &
Industrial
23.5%
Consumer &
Other
12.6%
Demand
Deposits
26.8%
NOW & Other
Trans. Accts
16.8%
MMDA & Other
Savings
45.4%
Retail Time
Deposits
5.5%
Jumbo Time
Deposits
5.5%
Demand
Deposits
15.7%
NOW & Other
Trans. Accts
13.0%
MMDA & Other
Savings
35.2%
Retail Time
Deposits
19.1%
Jumbo Time
Deposits
17.0%
Demand
Deposits
24.3%
NOW & Other
Trans. Accts
15.9%
MMDA & Other
Savings
43.1%
Retail Time
Deposits
8.6%
Jumbo Time
Deposits
8.1%